UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

April 6, 2015

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒	Filed by the registrant

☐	Filed by a party other than the registrant

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

PLEASANT KIDS, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction : $____________

5)	Total fee paid: $_____________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

Pleasant Kids, Inc.

2600 WEST OLIVE AVENUE, 5F,

BURBANK, CA 91505

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Dear Pleasant Kids, Inc., Stockholders:

NOTICE IS HEREBY GIVEN THAT on March 25, 2015, the Board of Directors of Pleasant Kids, Inc., a Florida corporation (hereinafter the “Company,” “we,” “our”), approved the following action:

To authorize a 1 for 500 reverse split of the Company’s outstanding shares of common stock.

The Company obtained the written consent of stockholders holding 45,500,000 issued and outstanding shares of the Company’s Series A Preferred Stock and 10,000,000 issued and outstanding shares of the Company’s Series B Preferred Stock, which is equal to approximately 59% of the voting power of the Company’s outstanding capital stock, as of March 25, 2015 (the “Majority Stockholders”), to effect that reverse stock split (the “Reverse Split”).  Pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Split will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

Our Series B Preferred Stock was created by written consent of the Board of Directors of the Company (the “Board”) as permitted by the Company’s Articles of Incorporation, as amended and which may be amended from time to time, and each share of that Series B Preferred Stock has the equivalent vote equal to 1000 shares of Common Stock (the “Common Stock”). Currently, there are two holders of Series B Preferred Stock who hold 10,000,000 shares of our Series B Preferred Stock, resulting in the Majority Stockholders holding, in the aggregate, approximately 54% of the total voting power of all issued and outstanding voting capital stock of the Company. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Reverse Split.

THE REVERSE SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REVERSE SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE REVERSE SPLIT.  WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the Reverse Split before it occurs, in accordance with the requirements of United States Federal Securities Laws.  This Information Statement is being mailed on or about April 6, 2015 to all of the Company’s stockholders of record as of the close of business on March 25, 2015.

By Order of the Board of Directors.

/s/ Robert Rico
Name:	Robert Rico
Title:	Chief Executive Officer

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

April 6, 2015

PLEASANT KIDS, INC.

2600 WEST OLIVE AVENUE, 5F,

BURBANK, CA 91505

This Information Statement is distributed to inform our stockholders of action taken without a meeting by the written consent of the holder of a majority of the outstanding voting power of the Company.

THE REVERSE SPLIT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE REVERSE SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished by the Board of Directors of Pleasant Kids, Inc., a Florida corporation (the “Company”) (the “Board”), to the holders of record at the close of business on March 25, 2015 of the Company’s outstanding capital shares, par value $0.001, pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Florida Corporate Law.

The cost of preparing and furnishing this Information Statement will be paid by the Company.  We will mail this Information Statement to our registered stockholders and certain beneficial stockholders, when requested by brokerage houses, nominees, custodians, fiduciaries and other similar parties.

This Information Statement informs stockholders of the 1 for 500 reverse stock split (the “Reverse Split”) approved by written consent by the Board and stockholders holding 45,500,000 issued and outstanding shares of the Company’s Series A Preferred Stock and 10,000,000 issued and outstanding shares of the Company’s Series B Preferred Stock, which was equal to approximately 59% of the voting power of the Company’s outstanding capital stock on March 25, 2015 (the “Majority Shareholders”).

Accordingly, all necessary corporate approvals to effectuate the Reverse Split have been obtained.  The Company is not seeking approval from its remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required pursuant to the Exchange Act and Florida Corporate Law of the Reverse Split.  Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Reverse Split will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Commission and a copy thereof is mailed to each of our stockholders.  The Reverse Split is expected to become effective on or after May 8, 2015, or such later date as all conditions and requirements to effectuate the Reverse Split are satisfied.  Therefore, this Information Statement is being sent to you for informational purposes only. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE REVERSE SPLIT.  WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about April 6, 2015.

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Reverse Split may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders.  Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

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NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF A STOCKHOLDER HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF PLEASANT KIDS, INC., DATED MARCH 25, 2015, IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on March 25, 2015, the Company obtained the written consent of its Board of Directors (the “Board”) and the written consent of stockholders holding 45,500,000 issued and outstanding shares of the Company’s Series A Preferred Stock and 10,000,000 shares of our Series B Preferred Stock representing 59% of the voting power of our outstanding capital stock (the “Majority Stockholders”) to effectuate a 1 for 500 reverse split of all of the outstanding shares of our common stock (the “Reverse Split”).

FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” below.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDER

In accordance with Florida Corporate Law, as amended (the “FCL”), on March 25, 2015, by written consent, the Board adopted resolutions approving an amendment to our Articles of Incorporation, as amended to date (the “Articles of Incorporation”) to effect the Reverse Split.

To obtain the approval of our stockholder for the Reverse Split, we could have convened a special meeting of our stockholders for the specific purpose of voting on the Reverse Split. However, Section 607.0704 of the FCL provides that any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action.  To eliminate the costs and management time involved in holding a meeting and obtaining proxies and effect the Reverse Split as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the Majority Stockholders.

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INTRODUCTION

Pleasant Kids, Inc., a Florida corporation with principal executive offices located at 2600 West Olive Avenue, 5f, Burbank, CA 91505 (the “Company”), is providing this Information Statement to you. We encourage you to read this entire Information Statement carefully, any exhibits attached hereto and the documents referred to in this Information Statement. You may obtain additional information about the Company by following the instructions in “Where You Can Obtain Additional Information” below.

The Board and Majority Shareholders have authorized the Reverse Split.  Any fractional shares will be rounded up to the next whole number.  Stockholders have no rights pursuant to the FCL, the Company’s Articles of Incorporation, or the Company’s Bylaws, to exercise dissenters’ rights of appraisal with respect to the Reverse Split.

The Board believes the Reverse Split is necessary and advisable in order to maintain the Company’s financing and capital raising ability, comply with the terms and conditions of certain debt instruments and generally maintain our flexibility in today’s competitive and rapidly changing environment.

Accordingly, it is the Board’s opinion that the Reverse Split would better position the Company to comply with its contractual obligations, to attract potential business candidates and provide our stockholders a greater potential return.

The FCL provide that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders' meeting convened for the specific purpose of such action. The FCL, however, require that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the company.  Accordingly, this Information Statement is to provide that notice.

This Information Statement contains a brief summary of the material aspects of the Reverse Split, approved by the Board and the Majority Stockholders.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the date of this Information Statement, the Company’s authorized capitalization consisted of (i) 9,500,000,000shares of common stock, of which 7,321,458,233 shares were issued and outstanding, and (ii) 60,000,000 shares of preferred stock, of which (a) 50,000,000 shares of Series A Preferred Stock are issued and outstanding and (b) 10,000,000 shares of Series B Preferred Stock are issued and outstanding.

Common Stock

Each share of the Company’s common stock entitles its holder to one vote on each matter submitted to the Company’s stockholders.  Each share of the Series A Preferred Stock shall vote together with the holders of the Common Stock and have twenty-five (25) votes on all matters on which shareholders of the Corporation shall be entitled to vote and be entitled to a vote on all matters submitted to the shareholders. Each share of the Series B Preferred Stock shall vote together with the holders of the Common Stock and have one thousand (1,000) votes on all matters on which shareholders of the Corporation shall be entitled to vote and be entitled to a vote on all matters submitted to the shareholders.  However, because the Majority Stockholders have consented to the Reverse Split by written consent dated March 25, 2015, in lieu of a special meeting in accordance with Section 607.0704 of the FCL, no other stockholder vote or consent will be solicited in connection with the Reverse Split.

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Series A Preferred Stock

The holders of the shares of Series A Preferred Stock shall be entitled to 25 votes per 1 vote of common stock on all matters submitted to a vote of the shareholders of the corporation voting together with the holders of the common stock and of any other shares of capital stock.  Each share of the Series A Preferred Stock are convertible each into twenty-five shares of Common Stock (25 Common Shares to 1 Preferred A Shares conversion rate).

Series B Preferred Stock

On March 16, 2015, by unanimous written consent of the Board, the number, designation, rights, preferences and privileges of the Series B Preferred Stock were established by the Board (as permitted pursuant to Florida law).

On March 16, 2015, the Company filed a Certificate of Designation with the Secretary of State of the State of Florida (the “Certificate of Designation”) pursuant to which the Company set forth the voting powers, designations, preferences and relative rights of the Series B Preferred Stock.

Among other things, each share of Series B Preferred Stock has voting rights equal to one thousand (1,000) votes on all matters on which shareholders of the Corporation shall be entitled to vote and be entitled to a vote on all matters submitted to the shareholders.  For example, if a matter is presented to the shareholders for a vote and there are 10,000 Series B Preferred shares outstanding and entitled to vote on the matter, then the Holder of the Series B Preferred Stock would be granted 10,000,000 votes. The Series B Preferred Stock shall not be convertible into Common Stock at any time.

By written consent of the Board, the Company issued 10,000,000 shares of Series B Preferred Stock to the Majority Stockholders. As a result of the voting rights granted to the Series B Preferred Stock, the Majority Stockholders held approximately 59% of the total voting power of all issued and outstanding voting capital stock of the Company on March 20, 2015.

As of March 25, 2015, there were issued and outstanding (i) 7,321,458,233 shares of Common Stock; (ii) 50,000,000 shares of Series A Preferred Stock; and (iii) 10,000,000 shares of Series B Preferred Stock.

Based on the foregoing, as of March 25, 2015, the total aggregate amount of votes entitled to vote regarding the approval of the Reverse Split was 18,571,458,233. Pursuant to the FCL at least a majority of the voting equity of the Company, or at least 9,285,729,117 votes are required to approve the Reverse Split by written consent.  The Majority Stockholders, which held 11,137,500,000 votes equal to approximately 59% of the voting equity of the Company, has voted in favor of the Reverse Split, thereby satisfying the requirement pursuant to the FCL that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the names of the holders of the Series A Preferred Stock and Series B Preferred Stock, the number of shares of Series B Preferred Stock held by such holder, the total number of votes that such holder voted in favor of the Reverse Split and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof:

Name of Voting Stockholder	Number of Series A Preferred Stock held	Number of Series B Preferred Stock held	Number of Votes held by such Series A Voting Stockholder	Number of Votes held by such Series B Voting Stockholder	Number of Votes that Voted in Favor of the Reverse Split	Percentage of the Voting Equity that Voted in Favor of the Reverse Split
Robert Rico	23,750,000	5,000,000	593,750,000	5,000,000,000	5,593,750,000	30.1%

Calvin Lewis	21,750,000	5,000,000	543,750,000	5,000,000,000	5,543,750,000	29.8%

REASON FOR REVERSE SPLIT

The Board believes the Reverse Split is necessary and advisable in order to maintain financing and capital raising ability, comply with the terms and conditions of certain financial commitments and related debt instruments and, generally, maintain flexibility in today’s competitive and rapidly changing environment.

The Reverse Split will have the effect of creating newly authorized shares of our common stock.  Any issuance of additional shares of our common stock would probably have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.  Any additional shares of our common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding.  Additional shares of our common stock will be available for issuance by the Board for stock splits or stock dividends, acquisitions, raising additional capital, conversion of debt to equity, stock options, or other corporate purposes. The Company does not anticipate that it would seek authorization from its stockholders for issuance of such shares, unless required by applicable law.

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An immediate purpose for the Reverse Split is to provide enough shares of our common stock required to satisfy certain financial commitments evidenced by our convertible debt instruments. The Board has determined that the settlement of these outstanding financial commitments could exceed our authorized shares of common stock.

We can provide no assurance that we will not be required to settle all or a portion of our financial commitments prior to effectiveness of the Reverse Split. If we were required to do so, we would be in default pursuant to certain outstanding convertible debt instruments, which could cause the full principal amount of those certain instruments, together with interest and other amounts owing in respect thereof, to the date of acceleration to become, at the holder’s election, immediately due and payable, which could have a materially adverse effect on our business.

There is no assurance that any effect on the price of the Company's common stock will result, or that the market price for the Company's common stock, immediately or shortly after the Reverse Split becomes effective, will increase, or that any increase which may occur will be sustained. The Company cannot control the market's reaction. Further, there can be no assurance that an increased market price, if it occurs as a result of the Reverse Split, will encourage more broker-dealers or investors to become involved in the Company's common stock.

The Board believes that the Reverse Split and any resulting increase per share price of our common stock could also enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock.  Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks.  Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks due to, among other reasons, the trading volatility often associated with lower-priced stocks.  Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

Potential investors who might consider making investments in the Company may be unwilling to do so when the Company has a large number of shares issued and outstanding with little or no stockholders' equity. In other words, the "dilution" which new investors could experience could discourage them from investing. A reduction in the total outstanding shares of our common stock may, without any assurance, make the Company's capitalization structure more attractive.

For these reasons, the Board has chosen to adopt and recommend the Reverse Split. The Company is not, however, a party to any binding agreement, acquisition agreement or agreement to raise additional working capital, nor can we be certain that the Reverse Split will have a long-term positive effect on the market price of our common stock or increase the Company’s abilities to enter into financing arrangements in the future.

EFFECT OF THE REVERSE SPLIT

The principal effect of the Reverse Split will be the reduction in the number of shares of our common stock issued and outstanding on the effective date of the Reverse Split, from 7,321,458,233 shares, as of the effective date, to approximately 14,642,917 shares (without giving effect to the conversion of the then outstanding convertible indebtedness) depending on the number of whole shares issuable for fractional shares resulting from the Reverse Split).

The Reverse Split will affect all of our common stockholders uniformly. The Reverse Split, however, will adversely affect our common stockholders percentage ownership interests in the Company and their proportionate voting power, as the number of shares of the Series A Preferred Stock, and the shares of the Series B Preferred Stock will not be decreased.  Accordingly, the Reverse Split will dilute the equity interests and earnings per share of the existing holders of our common stock. The shares of our common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split will not increase or decrease the market capitalization of the Company, although the capitalization will increase upon the conversion of indebtedness. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act.

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The other primary effect of the Reverse Split will be to provide us with additional shares of common stock that will be available for various corporate purposes. We may use the shares of our common stock for, among other things:

●	Raising working capital through equity issuances;
●	Providing equity incentives to employees, officers or directors;
●	Establishing strategic relationships with other companies;
●	Expanding our business through acquisitions and other investment opportunities;
●	Paying existing and future obligations and commitments; and,
●	For general corporate purposes.

Other than the shares of our common stock issuable upon conversion of the indebtedness, we have no definitive plans or arrangements to issue any such shares, although we evaluate, from time to time, potential transactions that may result in the issuance of such shares. The Board believes that it is advisable and in our best interests to have available additional authorized but unissued shares of common stock adequate to provide for our future needs. The unissued shares of our common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.

The history of similar reverse stock splits for companies in similar circumstances is varied.  If the Reverse Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of the Reverse Split.

The liquidity of our common stock could be affected adversely by the decreased number of shares of our common stock outstanding after the Reverse Split. Although the Board believes that a higher stock price could help generate investor interest and increased volume in trading of our common stock, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds, or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the decreased liquidity that may result from having fewer shares issued and outstanding may not be offset by increased investor interest in our common stock.

The Reverse Split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

CUSIP Number

When the Reverse Split is effectuated, the Company’s common stock will receive a new CUSIP number, which is the number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number. Our common stock will continue to be quoted on the OTC Markets.

Anti-Takeover Effects of the Reverse Split

A possible effect of the Reverse Split may be to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. The Board could use the additional shares of our common stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of our common stock.

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The Reverse Split is not the result of the Board’s knowledge of an effort to accumulate any of the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Split a plan by the Board to adopt a series of amendments to the Articles of Incorporation or our Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.  As specified above, the reason for the Reverse Split is to increase the amount of shares of common stock that we are able to issue in order to effect the conversion of indebtedness, attract potential investors and conduct equity financings.

Although the Reverse Split is not being undertaken by the Board to institute an anti-takeover provision, in the future the Board could, subject to its fiduciary duties and applicable law, use the unissued shares of our common stock to frustrate persons seeking to take over or otherwise gain control of the Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of our common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s Bylaws or certain provisions of the Articles of Incorporation would not receive the requisite vote. Such uses of our common stock could render more difficult, or discourage, an attempt to acquire control of the Company, if such transactions were opposed by the Board. However, it is also possible that an indirect result of the anti-takeover effect of the Reverse Split could be that our shareholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our common stock, if the same was so offered by a party attempting a hostile takeover of the Company. We are not aware of any party’s interest in or efforts to engage in a hostile takeover attempt as of the date of this Information Statement.

EFFECTIVE DATE AND EFFECTS OF THE REVERSE SPLIT

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Reverse Split will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders.  The Company anticipates that this Information Statement will be mailed to our stockholders on or about April 6, 2015.  Therefore, the Company anticipates that the Reverse Split will be effective on or about May 8, 2015, or such later date as all conditions and requirements to effectuate the Reverse Split are satisfied.  Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Reverse Split by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Split.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the our common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Certificate of Amendment to our Articles of Incorporation effectuating the Reverse Split (the “Certificate”). The Certificate will become effective at the close of business on the date the Certificate is accepted for filing by the Secretary of State of Florida. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders.

Exchange Act Registration

We will continue to be subject to the periodic reporting requirements of the Exchange Act.  Our common stock is, currently, registered pursuant to Section 12(g) of the Exchange Act and, as a result, we are subject to periodic reporting and other requirements. The Reverse Split will not affect the registration of our common stock pursuant to the Exchange Act.

Accounting Consequences

Upon the Reverse Split becoming effective, the par value per share of our common stock will remain unchanged at $0.001 per share. As a result, on the effective date of the Reverse Split, the stated capital on the Company's balance sheet attributable to our common stock will be reduced proportionally, based on the exchange ratio of the Reverse Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The net income or loss and net book value per share of common stock will be increased, because there will be fewer shares of our common stock outstanding. It is not anticipated that any other accounting consequences will result from the Reverse Split.

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Effect of the Reverse Split on Convertible Securities

Proportionate adjustments will be made based on the ratio of the Reverse Split to the number of shares our common stock issuable upon the conversion of all outstanding convertible securities entitling the holders to convert into shares of our common stock.  This will result in approximately the same aggregate conversion ratio required to assure the same value of shares of our common stock being delivered upon such conversion immediately following the Reverse Split as was the case immediately preceding the Reverse Split.  The number of shares of our common stock reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Split ratio, subject to the Company’s treatment of fractional shares.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of our common stock following the Reverse Split, the Board does not intend for the Reverse Split to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 promulgated pursuant to the Exchange Act.

Beneficial Holders of Common Stock (shareholders who hold shares in street name)

Upon the implementation of the Reverse Split, the Company intends to treat shares of its common stock held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares of common stock are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effectuate the Reverse Split for their beneficial holders holding our common stock in street name.  However, those banks, brokers, custodians or other nominees may have procedures different than those for registered shareholders for processing the Reverse Split.  Shareholders who hold shares of our common stock with a bank, broker, custodian or other nominee and have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (shareholders that are registered on our transfer agent’s books and records but do not hold stock certificates)

Certain of the Company’s registered shareholders may hold some or all of their shares of our common stock electronically in book-entry form with our transfer agent.  These shareholders do not have stock certificates evidencing their ownership of our common stock.  They are, however, provided with statements identifying the number of shares of our common stock registered in their accounts.

Shareholders who hold shares of our common stock electronically in book-entry form with our transfer agent will not need to take action to receive whole shares of post-Reverse Split common stock (the exchange will be automatic), subject to adjustment for treatment of fraction shares.

Holders of Certificated Common Shares

Shareholders holding shares of the Company’s common stock in certificated form will be sent a transmittal letter by the Company’s transfer agent after the Reverse Split is effective.  The letter of transmittal will specify instructions regarding how a shareholder should surrender his, her or its certificate(s) representing the Company’s common stock to our transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Split common stock.  No new certificates will be issued to a shareholder until such shareholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal, to our transfer agent.  No shareholder will be required to pay a transfer or other fee to exchange his, her or its old certificate(s).  Shareholders will then receive new certificates representing the number of whole common shares that they are entitled to as a result of the Reverse Split, subject to the treatment of fractional shares.  Until surrendered, the Company will deem outstanding old certificates held by shareholders to be cancelled and only represent the number of whole post-Reverse Split shares of our common stock to which those shareholders are entitled, subject to such treatment of fractional shares.  Any old certificates submitted for exchange, whether because of a sale, transfer or other disposition, will automatically be exchanged for new certificates.  If an old certificate has a restrictive legend, the new certificate will be issued with the same restrictive legend.

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SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 25, 2015, with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) who is known to the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities, and as to those shares of the Company’s equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Commission pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company’s common stock.

Name of Voting Stockholder	Amount and Nature of Beneficial Ownership(1)	Percentage of Class of Voting Power
Robert Rico(2) 2600 WEST OLIVE AVENUE, 5F, BURBANK, CA 91505	5,593,750,000(3)	30.1%

Calvin Lewis(2) 2600 WEST OLIVE AVENUE, 5F, BURBANK, CA 91505	5,543,750,000(4)	29.8%

(1) For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (a) which such person has the right to acquire within 60 days after such date, (b) over which such person has voting power or (c) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)Robert Rico and Calvin Lewis our Officers and Directors have an interest in the Reverse Split, as a result of their ownership of shares of our common stock, as set forth above.  However, we do not believe that either Mr. Rico or Mr. Lewis have an interest in the Reverse Split that is different from or greater than those of any other of our common stock holders.

(3)Comprised of (a) 23,750,000 shares of Series A Preferred Stock which equals voting power of 593,750,000 shares of common stock (b) 5,000,000 shares of Series B Preferred Stock, which equals voting power of 5,000,000,000 shares of common stock.

(4) Comprised of (a) 21,750,000 shares of Series A Preferred Stock which equals voting power of 543,750,000 shares of common stock (b) 5,000,000 shares of Series B Preferred Stock, which equals voting power of 5,000,000,000 shares of common stock.

VOTING PROCEDURES

Pursuant to the FCL and our governing documents, the affirmative vote of the holders of a majority of the voting power of our capital stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the majority voting power as described herein.  As a result, the amendment to our Articles of Incorporation has been approved and no additional votes will be needed.

REGULATORY APPROVAL

The Company is not aware of any material governmental or regulatory approval required for completion of the Reverse Split, other than compliance with the relevant federal and state securities laws and the FCL.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission.  The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Pleasant Kids, Inc., at 2600 West Olive Avenue, 5f, Burbank, CA 91505.

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NO DISSENTERS’ RIGHTS

Pursuant to the FCL, the Reverse Split will not provide stockholders the opportunity to dissent from the Reverse Split and to receive an agreed or judicially appraised value for their shares of our common stock.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 2600 West Olive Avenue, 5f, Burbank, CA 91505, or telephoning the Company at (855) 710-5437.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions to be taken by written consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

April 6, 2015

/s/ Robert Rico	/s/ Calvin Lewis	/s/ Kenneth Wiedrich
Robert Rico	Calvin Lewis	Kenneth Wiedrich
Chief Executive Officer – Director	Executive Vice President – Director	Chief Financial Officer - Director

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